UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): January 2, 2014

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street

Fort Worth, Texas 76102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 2, 2014, Cash America International, Inc. (the “Company”) decided, in connection with certain organizational and personnel changes, to eliminate the position of Division President – Retail Services Division. In connection with this decision, effective January 3, 2014, Dennis J. Weese, who served as the Company’s Division President – Retail Services Division, left the Company to pursue other opportunities. The Company’s current Chief Executive Officer and President, Daniel R. Feehan, will be assuming the principal duties and functions of the Division President—Retail Services Division. The terms of Mr. Weese’s separation from the Company are under discussion, but any payments to Mr. Weese in connection with his separation are expected to be generally consistent with the Company’s Severance Pay Plan for Executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date: January 8, 2014	By:	/s/ J. CURTIS LINSCOTT
J. Curtis Linscott
Executive Vice President,
General Counsel and Secretary